                                 EXHIBIT 23.1
                                 ------------


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accounts, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated April 2, 1997 included in the Semtech Corporation's report on Form 10-K for the year ended January 26, 1997 and to all references to our firm in this Registration Statement.





Los Angeles, California                                 /s/ Arthur Andersen LLP
October 9, 1997